                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 14, 2001


                       RYDER VEHICLE LEASE TRUST 2001-A
            (Exact name of registrant as specified in its charter)


            Delaware                     333-52660             65-6359417
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)       Identification No.)


  3600 NW 82nd Avenue, Miami, Florida                               33166
(Address of principal executive offices)                         (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)

            This report consists of 9 consecutively numbered pages.

ITEM 5.  OTHER EVENTS

         The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended April 30, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A May 14, 2001

ITEM 7.  EXHIBITS

         The following is filed as an exhibit to this report:

         Exhibit 1.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended April 30, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RYDER VEHICLE LEASE TRUST 2001-A
                                        (Registrant)


Date: May 21, 2001                      /s/ W. Daniel Susik
                                        -------------------------------------
                                        W. Daniel Susik
                                        Senior Vice President & Treasurer
                                        Ryder Truck Rental, Inc.

                                        (Duly Authorized Officer of the
                                        Administrator on behalf of the Trust)

                               INDEX TO EXHIBITS

Exhibit Number               Description of Exhibit                         Page
--------------               ----------------------                         ----
 Exhibit 1.1         Quarterly Report to Investors (Payment
                     Date Certificate) for the quarter ended
                     April 30, 2001                                           5